Exhibit 99.1

News Release

FOR IMMEDIATE RELEASE	Media Relations: Charles Coleman, (626) 302-7982 www.edisonnews.com

Investor Relations: Scott Cunningham, (626) 302-2540 www.edisoninvestor.com

Edison International Reports Higher 2007 First Quarter Earnings

¡	First quarter consolidated net income increased 29% to $333 million or $1.01 per share.
¡	Core[1] earnings grew 61% to $0.90 per share.

-	Southern California Edison Company’s (SCE) core earnings were up 22% primarily from the impact associated with last year’s delay in receipt of the 2006 rate case decision.

-	Edison Mission Group’s (EMG) core earnings more than doubled from improved margins from its generation fleet.

¡

Based on first quarter performance and current forward wholesale power prices, 2007 core earnings are now expected to be at the upper end of the $3.05 – $3.45 per share core guidance range. Total earnings guidance is updated to range from $2.70 – $3.10 per share, reflecting the net impact of non-core refinancing charges and a tax benefit.

Edison International Financial Highlights

	Quarter Ended March 31,		Change
(In millions, except per share data)	2007	2006	$	%
Basic earnings per common share	$1.01	$0.78	$0.23	29%
Core earnings[1] per common share	$0.90	$0.56	$0.34	61%
Net income	$333	$258	$75	29%
Adjusted EBITDA[1]	$896	$708	$188	27%
Total assets	$36,639	$34,651	$1,988	6%

ROSEMEAD, Calif., May 9, 2007 – Edison International (NYSE: EIX) today reported net income of $333 million or consolidated basic earnings per common share of $1.01 in the first quarter of 2007, compared to net income of $258 million or $0.78 basic earnings per common share in the same period last year. Excluding discontinued operations and other non-core items, Edison International’s first-quarter core earnings per share were $0.90, up $0.34 over core earnings per share in the same period last year.

“We began 2007 with strong financial performance across our businesses,” said John E. Bryson, Chairman and CEO, Edison International. “We are continuing our progress in creating long-term shareholder value as we invest in the expansion and modernization of our electricity grid and develop new renewable and other environmentally-friendly generation.”

[1]	Core earnings and Adjusted EBITDA are non-GAAP financial measures; see Charts 1 and 2.

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EDISON INTERNATIONAL REPORTS 2007 FIRST QUARTER FINANCIAL RESULTS

FIRST-QUARTER EARNINGS DETAIL

Earnings from Continuing Operations

SCE’s first-quarter 2007 earnings from continuing operations were $180 million, compared to earnings of $121 million in the same period last year. SCE’s 2007 first-quarter results include a non-core tax benefit of $31 million primarily reflecting progress in an administrative appeal process with the Internal Revenue Service related to the income tax treatment of costs associated with environmental remediation. SCE’s core earnings, which exclude the tax item, were $149 million, up $28 million from the first quarter of 2006. The increase was primarily from the delay in receiving the 2006 rate case decision. When the decision was received in May 2006, SCE was authorized to recover its revenue requirement effective back to January 12, 2006.

EMG’s 2007 first-quarter earnings from continuing operations were $155 million, up $82 million from the same period last year. The improvement was primarily due to an increase in wholesale energy margins driven by higher generation and energy prices at both Midwest Generation and Homer City. Generation comparisons at Homer City were impacted by a 2006 transformer outage that lasted during part of the first quarter of last year. In addition, results at Midwest Generation were impacted by mark-to-market losses (after-tax) of $13 million related to non-qualifying hedges under FAS 133 resulting from an increase in forward wholesale power prices.

Earnings from Discontinued Operations

Edison International’s earnings from discontinued operations were $3 million and $73 million in the first quarter of 2007 and 2006, respectively. These amounts primarily reflect the receipt of distributions from the U.K. Lakeland project previously owned by EMG.

	Quarter Ended March 31,
Earnings (Loss) Per Common Share (Unaudited)	2007	2006	Change
Southern California Edison Company	$0.55	$0.37	$0.18
Edison Mission Group	0.48	0.23	0.25
EIX parent company and other	(0.03)	(0.04)	0.01

EIX basic earnings per common share from continuing operations	1.00	0.56	0.44

Earnings from discontinued operations	0.01	0.22	(0.21)

EIX basic earnings per common share	$1.01	$0.78	$0.23

EIX diluted earnings per common share	$1.01	$0.78	$0.23

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EDISON INTERNATIONAL REPORTS 2007 FIRST QUARTER FINANCIAL RESULTS

	Quarter Ended March 31,
Earnings (Loss) (in millions) (Unaudited)	2007	2006	Change
Southern California Edison Company	$180	$121	$59
Edison Mission Group	155	73	82
EIX parent company and other	(5)	(10)	5

EIX income from continuing operations	330	184	146

Income from discontinued operations	3	73	(70)
Cumulative effect of accounting change – net of tax	—	1	(1)

EIX net income	$333	$258	$75

Edison International’s earnings are prepared in accordance with generally accepted accounting principles used in the United States and represent the company’s earnings as reported to the Securities and Exchange Commission. Edison International’s management uses core earnings, which exclude earnings from discontinued operations and certain other non-core items, internally for financial planning and for analysis of performance. Edison International also uses core earnings as the primary performance measurement when communicating with analysts and investors regarding its earnings results and outlook as it allows them to better compare the company’s ongoing performance across periods. Core earnings per share are reconciled to basic earnings per common share (see Chart 1). Management also uses Adjusted EBITDA as an important financial measure for evaluating its businesses. EBITDA is defined as earnings before interest, income taxes, dividends on preferred and preference stock not subject to mandatory redemption, depreciation, decommissioning and amortization. Adjusted EBITDA excludes amounts from SCE’s nuclear decommissioning trust earnings and contributions, variable interest entities (VIEs), and rate reduction bonds (RRBs), as these amounts do not affect utility earnings, and EMG’s gain on the sale of assets, and includes production tax credits from EMG’s wind projects. EBITDA and Adjusted EBITDA measures are reconciled to net income in Chart 2.

Reminder: Edison International Will Hold a Conference Call Today

Today, Edison International will hold a conference call to discuss its first-quarter 2007 financial results at 8 a.m. (Pacific daylight time). Although two-way participation in the telephone call is limited to financial analysts and investors, all other interested parties are invited to participate in a “listen-only mode” through a simultaneous webcast on the company’s web site at www.edison.com. Additional financial and other statistical information, if any, presented during the call will be available on the web site. The domestic call-in number is (800) 356-8584 and the ID# is 11200. In addition to the live simulcast, the webcast will remain posted on the Edison International web site and telephone replays will be available through Wednesday, May 16, 2007, at the following numbers: (877) 693-4277 – for callers in the U.S.; and (402) 220-0042 – for international callers. The PIN Number is 11201.

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EDISON INTERNATIONAL REPORTS 2007 FIRST QUARTER FINANCIAL RESULTS

Charts that will be referenced in the conference call follow.

CHART 1

	Quarter Ended March 31,
Core Earnings (Loss) Per Common Share (Unaudited)	2007	2006	Change
Southern California Edison Company	$0.45	$0.37	$0.08
Edison Mission Group	0.48	0.23	0.25
EIX parent company and other	(0.03)	(0.04)	0.01

EIX core earnings per share	0.90	0.56	0.34

Non-core items
SCE – tax item	0.10	—	0.10
Earnings from discontinued operations	0.01	0.22	(0.21)

Total non-core items	0.11	0.22	(0.11)

EIX basic earnings per common share	$1.01	$0.78	$0.23

	Quarter Ended March 31,
Core Earnings (in millions) (Unaudited)	2007	2006	Change
Southern California Edison Company	$149	$121	$28
Edison Mission Group	155	73	82
EIX parent company and other	(5)	(10)	5

EIX core earnings	299	184	115

Non-core items
SCE – tax item	31	—	31
Income from discontinued operations	3	73	(70)

Total non-core items	34	73	(39)

Cumulative effect of accounting change – net of tax	—	1	(1)

Total EIX consolidated earnings	$333	$258	$75

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EDISON INTERNATIONAL REPORTS 2007 FIRST QUARTER FINANCIAL RESULTS

CHART 2

Edison International

Adjusted EBITDA

($ Millions)	Quarter Ended March 31,		Change
	2007	2006	$	%
Net income	$333	$258	$75
Cumulative effect of accounting change – net of tax	0	(1)	1
Income from discontinued operations – net of tax	(3)	(73)	70

Income from continuing operations	$330	$184	$146	79%

Interest expense – net of amounts capitalized	198	200	(2)
Interest income	(39)	(36)	(3)
Income taxes[1]	129	111	18
Dividends on preferred and preference stock of utility not subject to mandatory redemption	13	12	1
Depreciation, decommissioning and amortization	313	292	21

EBITDA	$944	$763	$181	24%

Adjustments:
Nuclear decommissioning trust earnings and contributions	(40)	(39)	(1)
Variable interest entities (VIE) – depreciation	(9)	(9)	—
Rate reduction bonds (RRB) – interest expense	(4)	(8)	4
Production tax credits	5	5	—
Gain on sale of assets	—	(4)	4

Adjusted EBITDA	$896	$708	$188	27%

[1]	Includes non-core benefit of $31 million in 2007

Note: EBITDA is defined as earnings before interest, income taxes, dividends on preferred and preference stock not subject to mandatory redemption, depreciation, decommissioning and amortization. Adjusted EBITDA excludes amounts from SCE’s nuclear decommissioning trust earnings and contributions, VIEs and RRBs, as these amounts do not affect utility earnings, EMG’s gain on the sale of assets, and includes production tax credits from EMG’s wind projects.

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EDISON INTERNATIONAL REPORTS 2007 FIRST QUARTER FINANCIAL RESULTS

CHART 3

Edison International

Supplemental Table – Coal-Fired Generation

Midwest Generation and Homer City

Operating Performance

	Quarter Ended March 31,
	2007	2006	Change	%
Midwest Generation
Generation (in GWhr)
Energy Only contracts	6,698	7,244
Load requirement services contracts	1,932	—
Total	8,630	7,244	1,386	19%

Equivalent Availability	88.0%	86.8%	1.2%
Forced Outage Rate (EFOR)	5.9%	2.8%	3.1%

Average Cost of Fuel ($/MWh)	$12.63	$12.92	$(0.29)	(2)%
Flat Energy Price – Nihub ($/MWh)	$44.81	$42.48	$2.33	5%
Average Realized Energy Price ($/MWh)
Energy Only contracts	$49.06	$45.21	$3.85	9%
Load requirement services contracts	$61.89	—

Homer City
Generation (in GWhr)	3,293	2,521	772	31%
Equivalent Availability	86.5%	71.8%	14.7%
Forced Outage Rate	5.8%	23.4%	(17.6)%

Average Cost of Fuel ($/MWh)	$21.81	$23.93	$(2.12)	(9)%
Flat Energy Price – PJM West Hub ($/MWh)	$59.86	$56.42	$3.44	6%
Flat Energy Price – HC Busbar ($/MWh)	$53.19	$50.49	$2.70	5%
Flat Energy Price – PJM West Hub minus	$6.67	$5.91	$0.76
HC Busbar ($/MWh) – Basis
Average Realized Energy Price ($/MWh)	$57.86	$49.57	$8.29	17%

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EDISON INTERNATIONAL REPORTS 2007 FIRST QUARTER FINANCIAL RESULTS

CHART 4

Edison International

Supplemental Table – Coal-Fired Generation

Midwest Generation and Homer City

Hedge Program status at March 31, 2007

	Remainder of 2007	2008	2009
Midwest Generation

Energy Only Contracts
GWh	11,968	10,838	2,048
Average price/MWh	$48.32	$61.37	$60.00
Load Requirements Services Contracts
Estimated GWh	6,449	6,210	1,806
Estimated average price/MWh	$64.29	$64.01	$63.65
Total estimated GWh	18,417	17,048	3,854
Coal under contract (millions of tons)	12.5	14.6	11.7

Homer City

Megawatt hours (in GWh)	5,714	7,322	2,048
Average price ($/MWh)	$64.29	$60.85	$71.05
Coal under contract (millions of tons)	3.9	2.1	0.8

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EDISON INTERNATIONAL REPORTS 2007 FIRST QUARTER FINANCIAL RESULTS

CHART 5

Edison International

Earnings Guidance

Core EPS:	2006 Recorded	2007 Guidance Effective 2/28/07	2007 Guidance Effective 5/9/07
SCE	$1.89	$1.97 – $2.07	$1.97 – $2.07
EMG	1.30	1.21 – 1.51	1.21 – 1.51
EIX Holding Co.	(0.12)	(0.13)	(0.13)

Core	$3.07	$3.05 – $3.45	$3.05 – $3.45

Non-Core Items1,2:
SCE	0.49	—	0.10
EMG	0.02	—	(0.45)

Total	$3.58	$3.05 – $3.45	$2.70 – $3.10

[1]

SCE 2006 non-core items reflect regulatory and tax items of $0.40, and a generator settlement/refund incentive $0.09; EMG 2006 non-core items reflect early debt retirements of $(0.28), and discontinued operations $0.30.

[2]	2007 non-core items reflect refinancing costs for EMG of $(0.45) and a tax benefit for SCE of $0.10.

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EDISON INTERNATIONAL REPORTS 2007 FIRST QUARTER FINANCIAL RESULTS

Risk Disclosure Statement

This release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements reflect Edison International’s current expectations and projections about future events based on Edison International’s knowledge of present facts and circumstances and assumptions about future events and include any statement that does not directly relate to a historical or current fact. In this report and elsewhere, the words “expects,” “believes,” “anticipates,” “estimates,” “projects,” “intends,” “plans,” “probable,” “may,” “will,” “could,” “would,” “should,” and variations of such words and similar expressions, or discussions of strategy or of plans, are intended to identify forward-looking statements. Such statements necessarily involve risks and uncertainties that could cause actual results to differ materially from those anticipated. Some of the risks, uncertainties and other important factors that could cause results to differ, or that otherwise could impact Edison International or its subsidiaries, include but are not limited to:

•	the ability of Edison International to meet its financial obligations and to pay dividends on its common stock if its subsidiaries are unable to pay dividends;

•	the ability of SCE to recover its costs in a timely manner from its customers through regulated rates;

•	decisions and other actions by the California Public Utilities Commission, the Federal Energy Regulatory Commission and other regulatory authorities and delays in regulatory actions;

•	market risks affecting SCE’s energy procurement activities;

•	access to capital markets and the cost of capital;

•	changes in interest rates, rates of inflation and foreign exchange rates;

•	governmental, statutory, regulatory or administrative changes or initiatives affecting the electricity industry, including the market structure rules applicable to each market;

•	environmental regulations that could require additional expenditures or otherwise affect the cost and manner of doing business;

•

risks associated with operating nuclear and other power generating facilities, including operating risks, nuclear fuel storage, equipment failure, availability, heat rate, output, and availability and cost of spare parts and repairs;

•	the availability of labor, equipment and materials;

•	the ability to obtain sufficient insurance, including insurance relating to SCE’s nuclear facilities;

•	effects of legal proceedings, changes in or interpretations of tax laws, rates or policies, and changes in accounting standards;

•	the outcome of disputes with the Internal Revenue Service (IRS) and other tax authorities regarding tax positions taken by Edison International;

•	supply and demand for electric capacity and energy, and the resulting prices and dispatch volumes, in the wholesale markets to which EMG’s generating units have access;

•	the cost and availability of coal, natural gas, fuel oil, nuclear fuel, and associated transportation;

•	the cost and availability of emission credits or allowances for emission credits;

•	transmission congestion in and to each market area and the resulting differences in prices between delivery points;

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EDISON INTERNATIONAL REPORTS 2007 FIRST QUARTER FINANCIAL RESULTS

•	the ability to provide sufficient collateral in support of hedging activities and purchased power and fuel;

•	the risk of counter-party default in hedging transactions or power-purchase and fuel contracts;

•	the extent of additional supplies of capacity, energy and ancillary services from current competitors or new market entrants, including the development of new generation facilities and technologies;

•	the difficulty of predicting wholesale prices, transmission congestion, energy demand and other aspects of the complex and volatile markets in which EMG and its subsidiaries participate;

•	general political, economic and business conditions;

•	weather conditions, natural disasters and other unforeseen events; and

•	changes in the fair value of investments and other assets.

Additional information about risks and uncertainties, including more detail about the factors described above, is contained in Edison International’s reports filed with the Securities and Exchange Commission. Readers are urged to read such reports and carefully consider the risks, uncertainties and other factors that affect Edison International’s business. Readers also should review future reports filed by Edison International with the Securities and Exchange Commission. The information contained in this release is subject to change without notice. Forward-looking statements speak only as of the date they are made and Edison International is not obligated to publicly update or revise forward-looking statements.

# # #

Rosemead, Calif.-based Edison International (NYSE:EIX) is an electric power generator and distributor, and an investor in infrastructure and renewable energy projects with assets totaling more than $36 billion. The company is comprised of a regulated utility, Southern California Edison, and an unregulated group of business units, EMG. The California Public Utilities Commission does not regulate the terms of EMG’s products and services.

APPENDIX

SOUTHERN CALIFORNIA EDISON COMPANY

	Quarter Ended March 31,
kWh Sales (In thousands)	2007	2006	Change	%
Residential	7,068,504	6,871,071	197,433	2.9%
Agricultural	233,927	187,067	46,860	25.0%
Commercial	9,563,142	9,366,772	196,370	2.1%
Industrial	2,473,695	2,623,563	(149,868)	(5.7)%
Public Authorities	1,366,022	1,364,707	1,315	0.1%
Railroads & Railways	16,255	15,358	897	5.8%
Interdepartmental	543	342	201	58.8%

Sales to Ultimate Consumers	20,722,088	20,428,880	293,208	1.4%
Resale Sales	1,471,756	1,860,844	(389,088)	(20.9)%

Total kWh Sales	22,193,844	22,289,724	(95,880)	(0.4)%

APPENDIX

EDISON INTERNATIONAL

CONSOLIDATED STATEMENT OF INCOME

	Three Months Ended March 31,
In millions, except per-share amounts	2007	2006
	(Unaudited)
Electric utility	$2,222	$2,217
Nonutility power generation	672	510
Financial services and other	18	24

Total operating revenue	2,912	2,751

Fuel	486	461
Purchased power	317	1,013
Provisions for regulatory adjustment clauses – net	289	(363)
Other operation and maintenance	880	886
Depreciation, decommissioning and amortization	313	292

Total operating expenses	2,285	2,289

Operating income	627	462
Interest income	39	36
Equity in income from partnerships and unconsolidated subsidiaries – net	17	4
Other nonoperating income	17	42
Interest expense – net of amounts capitalized	(198)	(200)
Other nonoperating deductions	(11)	(12)

Income from continuing operations before tax and minority interest	491	332
Income tax expense	129	111
Dividends on preferred and preference stock of utility not subject to mandatory redemption	13	12
Minority interest	19	25

Income from continuing operations	330	184
Income from discontinued operations – net of tax	3	73

Income before accounting change	333	257
Cumulative effect of accounting change – net of tax	—	1

Net income	$333	$258

Weighted-average shares of common stock outstanding	326	326
Basic earnings per common share:
Continuing operations	$1.00	$0.56
Discontinued operations	0.01	0.22

Total	$1.01	$0.78

Weighted-average shares, including effect of dilutive securities	330	331
Diluted earnings per common share:
Continuing operations	$1.00	$0.56
Discontinued operations	0.01	0.22

Total	$1.01	$0.78

Dividends declared per common share	$0.29	$0.27